Exhibit 21.1
 MARRIOTT VACATIONS WORLDWIDE CORPORATION
SUBSIDIARIES
(as of December 31, 2018)

Subsidiaries Organized in the United States	Jurisdiction of Organization

Aqua Hospitality LLC	Delaware

Aqua Hotels & Resorts, LLC	Hawaii

Aqua Hotels and Resorts Operator, LLC.	Delaware

Aqua Hotels and Resorts, Inc.	Delaware

Aqua Luana Operator, LLC	Hawaii

Aqua-Aston Holdings, Inc.	Delaware

Aqua-Aston Hospitality, LLC	Hawaii

Aqua-Aston Management Holdings, LLC	Delaware

Aston Hotels & Resorts Florida, LLC	Florida

Beach House Development Partnership	Florida

Cancun Intermediate Corp.	Delaware

CDP GP, Inc.	Delaware

CDP Investors, L.P.	Delaware

Cerromar Development Partners GP, Inc.	Delaware

Cerromar Development Partners L.P., S.E	Delaware

Coconut Plantation Partner, Inc.	Florida

Data Marketing Associates East, Inc.	Florida

Diamond Head Management, LLC	Hawaii

Dockside Market Partnership*	Florida

Eagle Tree Construction, LLC	Florida

Fifth and Fifty-Fifth Holdings, Inc.	New York

Flex Collection LLC	Florida

FOH Holdings, LLC	Delaware

FOH Hospitality, LLC	Delaware
Entity also does business under the names:
• Spa Helani
• Kai Ala Market
• Kauhale Market

GDVI, LLC*	Delaware

Subsidiaries Organized in the United States	Jurisdiction of Organization

Grand Aspen Holdings, L.L.C.	Delaware

Grand Aspen Lodging, L.L.C.	Delaware

Great Destinations, Inc.*	Nevada

Hard Carbon, LLC	Nevada

Hawaii Vacation Title Services, Inc.	Hawaii

Heavenly Resort Properties, LLC	Nevada

Highlands Inn Investors II, L.P.*	Delaware

Highlands Inn Wastewater Treatment Plant Association, Inc.	California

HKB Beverage, LLC	Delaware

Hotel Management Services, LLC	Hawaii

HPC Developer LLC	Delaware

HT-Highlands, Inc.	Delaware

HTS-Aspen, L.L.C	Delaware

HTS-BC, L.L.C	Delaware

HTS-Beach House Partner, L.L.C.	Delaware

HTS-Beach House, Inc.	Delaware

HTS-CHC (Sedona), L.L.C.*	Delaware

HTS-Coconut Point, Inc.	Delaware

HTS-Ground Lake Tahoe, Inc.	Delaware

HTS-Key West, Inc.	Delaware

HTS-KW, Inc.	Delaware

HTS-Lake Tahoe, Inc.	Delaware

HTS-Loan Servicing, Inc.	Delaware

HTS-Main Street Station, Inc.	Delaware

HTS-Maui, L.L.C.	Delaware

HTS-San Antonio, Inc.	Delaware

HTS-San Antonio, L.L.C.	Delaware

HTS-San Antonio, L.P.	Delaware

HTS-Sedona, Inc.	Delaware

Subsidiaries Organized in the United States	Jurisdiction of Organization
HTS-Sunset Harbor Partner, L.L.C	Delaware

HTS-Wild Oak Ranch Beverage L.L.C	Texas

HTS-Windward Pointe Partner, L.L.C	Delaware

HV Global Group, Inc.	Delaware
Entity also does business under the name:
• Hyatt Vacation Ownership

HV Global Management Corporation	Delaware
Entity also does business under the name:
• Hyatt Vacation Ownership

HV Global Marketing Corporation	Florida
Entity also does business under the name:
• Hyatt Vacation Ownership

HVC-Highlands, L.L.C	Delaware

HVO Key West Holdings, LLC	Florida

IIC Holdings Incorporated	Delaware

ILG International Holdings, Inc.	Florida

ILG Management, LLC	Florida

ILG Relief Fund, Inc.	Delaware

ILG Shared Ownership, Inc.	Delaware

ILG, LLC	Delaware

Interval Acquisition Corp.	Delaware

Interval Holdings, Inc.	Delaware

Interval International Holdings, LLC	Florida

Interval International Overseas Holdings, LLC	Florida

Interval International, Inc.	Florida

Interval Resort & Financial Services, Inc.	Florida

Interval Software Services, LLC	Florida

Interval Vacation Exchange, LLC	Delaware

K D Kapule LLC	Hawaii

Kai Management Services, LLC	Hawaii

Kauai Blue, Inc.	Delaware
Entity also does business under the name:
• Sheraton Kauai

Subsidiaries Organized in the United States	Jurisdiction of Organization

Kauai Lagoons Holdings LLC	Delaware

Kauai Lagoons LLC	Hawaii

Kauai Lagoons Vessels LLC	Hawaii

Key Wester Limited	Florida

Kyuka Owner Trust 2014-A	Delaware

Lagunamar Cancun Mexico, Inc.	Florida

Management Acquisition Holdings, LLC	Delaware

Marriott Kauai Ownership Resorts, Inc.	Delaware
Entity also does business under the name:
• Marriott Vacation Club International

Marriott Overseas Owners Services Corporation	Delaware

Marriott Ownership Resorts Procurement, LLC	Delaware

Marriott Ownership Resorts, Inc.	Delaware
Entity also does business under the names:
• Deck 12
• Declan
• Grande Pines Golf Club
• Grand Residence by Marriott
• Grand Residences by Marriott
• Horizons by Marriott Vacation Club
• International Golf Club
• Marriott Golf Academy
• Marriott Vacation Club
• Marriott Vacation Club International
• Marriott Vacation Club International Corp.
• Marriott Vacation Club International, Corp.
• Marriott's Custom House
• Marriott’s Mountainside Resort
• Marriott’s Summit Watch
• Marriott’s Waiohai Beach Resort
• The Declan Suites
• The Declan Suites San Diego
• The Marketplace
• The Pool Patio and Grill

Marriott Resorts Hospitality Corporation	South Carolina
Entity also does business under the names:
• Horizons by Marriott Vacation Club
• Marriott Vacation Club International
• Marriott Vacation Club International Inc.

Subsidiaries Organized in the United States	Jurisdiction of Organization
• Marriott Vacation Club, New York City
• Marriott Vacation Club, South Beach
• Marriott Vacation Club Pulse, New York City
• Marriott’s Custom House
• Marriott’s Legends Edge at Bay Point
• Marriott’s Oceana Palms
• Marriott’s Villas at Doral
• Marriott’s Willow Ridge Lodge
• Reflections
• Strand Bistro
• The Market Place
• Tidewater’s Sweets and Sundries
• Top of the Strand

Marriott Resorts Sales Company, Inc.	Delaware
Entity also does business under the names:
• Marriott Resorts Realty, Inc.
• Marriott Vacation Club International Ltd.

Marriott Resorts Title Company, Inc.	Florida
Entity also does business under the name:
• Marriott Resorts Title, Inc.

Marriott Resorts, Travel Company, Inc.	Delaware
Entity also does business under the names:
• Marriott Vacation Club International
• Marriott Vacation Club International Two
• MVC Exchange Company

Marriott Vacation Club Owner Trust 2009-2	Delaware

Marriott Vacation Club Owner Trust 2010-1	Delaware

Marriott Vacation Club Owner Trust 2012-1	Delaware

Marriott Vacation Properties of Florida, Inc.	Delaware

Marriott Vacations Worldwide Owner Trust 2011-1	Delaware

Marriott’s Desert Springs Development Corporation	Delaware

Maui Condo and Home, LLC	Hawaii

Maui Timeshare Loan Servicing, LLC	Delaware

Maui Timeshare Venture, LLC*	Delaware

MB Intermediate Corp.	Delaware

Meragon Financial Services, Inc.	North Carolina

Meridian Financial Services, Inc.	North Carolina

Subsidiaries Organized in the United States	Jurisdiction of Organization
MH Kapalua Venture, LLC	Delaware

MORI Golf (Kauai), LLC	Delaware

MORI Member (Kauai), LLC	Delaware

MORI Residences, Inc.	Delaware

MORI SPC Series Corp.	Delaware

MORI Waikoloa Holding Company, LLC	Delaware

MTSC, INC.	Delaware

MVCO Series LLC	Delaware

MVW International Finance Company LLC	Delaware

MVW of Hawaii, Inc.	Delaware
Entity also does business under the names:
• Marketplace Express
• Marriott’s Ko Olina Beach Club
• Marriott’s Maui Ocean Club
• Marriott’s Waiohai Beach Club
• The Marketplace at Ko Olina

MVW of Nevada, Inc.	Nevada
Entity also does business under the name:
• Marriott’s Grand Chateau

MVW Owner Trust 2013-1	Delaware

MVW Owner Trust 2014-1	Delaware

MVW Owner Trust 2015-1	Delaware

MVW Owner Trust 2016-1	Delaware

MVW Owner Trust 2017-1	Delaware

MVW SSC, Inc.	Delaware

MVW US Holdings, Inc.	Delaware

MVW US Services, LLC	Delaware

Owners' Resorts & Exchange, Inc.	Utah

Paradise Vacation Adventures, LLC	Hawaii

Pelican Landing Timeshare Ventures Limited Partnership	Delaware

POC Intermediate Corp.	Delaware

Points of Colorado, Inc.	Colorado

PSL Intermediate Corp.	Delaware

Subsidiaries Organized in the United States	Jurisdiction of Organization

R.C. Chronicle Building, L.P.	Delaware

RBF, LLC	Delaware
Entity also does business under the names:
• RBF-Jupiter, LLC
• The Ritz-Carlton Golf Club & Spa, Jupiter

RCC (GP) Holdings LLC	Delaware

RCC (LP) Holdings L.P.	Delaware

RCDC 942, L.L.C.	Delaware
Entity also does business under the name:
• RCDC 942 Market Street, LLC

RCDC Chronicle LLC	Delaware

REP Holdings, Ltd.	Hawaii

Resort Management Finance Services, Inc.	Florida

Resort Sales Services, Inc.	Delaware

RM Intermediate Corp.	Delaware

ROI Holdings, LLC	Hawaii

S.O.I. Acquisition Corp.	Florida

Scottsdale Residence Club, Inc.	Florida

Scottsdale Residence Club Sales, Inc.	Arizona

Sheraton Flex Vacations, LLC	Florida

St. Regis Colorado Management, Inc.	Colorado

St. Regis New York Management, Inc.	Florida

St. Regis Residence Club of Colorado, Inc.	Colorado

St. Regis Residence Club, New York Inc.	Florida

Steamboat Resort Village LLC	Delaware

Success Developments, L.L.C.	Arizona

Sunset Harbor Development Partnership	Florida

SVO 2011-A VOI Mortgage Corp.	Delaware

SVO 2011-A VOI Mortgage LLC	Delaware

SVO 2012-A VOI Mortgage Corp	Delaware

SVO 2012-A VOI Mortgage LLC	Delaware

Subsidiaries Organized in the United States	Jurisdiction of Organization
SVOP Intermediate Corp.	Delaware

SVV Intermediate Corp.	Delaware

The Cobalt Travel Company, LLC	Delaware

The Lion & Crown Travel Co., LLC	Delaware

The Ritz-Carlton Development Company, Inc.	Delaware
Entity also does business under the name:
• The Ritz-Carlton Destination Club

The Ritz-Carlton Management Company, L.L.C.	Delaware

The Ritz-Carlton Sales Company, Inc.	Delaware

The Ritz-Carlton Title Company, Inc.	Delaware

Trading Places International, Inc.	California

Vacation Ownership Lending GP, Inc.	Delaware

Vacation Ownership Lending L.P.	Delaware

Vacation Resorts International	California

Vacation Title Services, Inc.	Florida
Entity also does business under the name:
• Vacation Title Services Agency

VCH Communications, Inc.	Florida

VCH Consulting, Inc.	Florida

VCH Systems, Inc.	Florida
Entity also does business under the name:
• Vistana Vacation Club

VDI Intermediate Corp.	Delaware

Vistana Acceptance Corp.	Florida

Vistana Arizona Management, Inc.	Arizona

Vistana Adventuras, Inc.	Florida

Vistana California Management, Inc.	California

Vistana Colorado Management, Inc.	Colorado

Vistana Development, Inc.	Florida
Entity also does business under the name:
• Vistana Development, Ltd.

Vistana Hawaii Management, Inc.	Hawaii

Vistana Management, Inc.	Florida

Subsidiaries Organized in the United States	Jurisdiction of Organization
Entity also does business under the name:
• Vistana Management, Ltd.

Vistana MB Management, Inc.	South Carolina

Vistana Portfolio Services, Inc.	Florida

Vistana PSL, Inc.	Florida

Vistana Residential Management, Inc.	Florida

Vistana Scottsdale Development, Inc.	Arizona

Vistana Scottsdale, Inc.	Arizona

Vistana Scottsdale Management, Inc.	Arizona

Vistana Signature Experiences, Inc.	Delaware

Vistana Signature Network, Inc.	Delaware

Vistana Vacation Ownership, Inc.	Florida

Vistana Vacation Realty, Inc.	Florida

Vistana Vacation Services Hawaii, Inc.	Hawaii

VOL GP, Inc.	Delaware

VOL Investors, L.P.	Delaware

Volt Merger Sub, LLC	Delaware

VRI-ORE, LLC	Utah

VSE 2016-A VOI Mortgage, Inc.	Delaware

VSE 2016-A VOI Mortgage LLC	Delaware

VSE 2017-A VOI Mortgage, Inc.	Delaware

VSE 2017-A VOI Mortgage, LLC	Delaware

VSE 2018-A VOI Mortgage, Inc.	Delaware

VSE 2018-A VOI Mortgage, LLC	Delaware

VSE Arizona Development, Inc.	Arizona

VSE Arizona Realty, Inc.	Arizona

VSE Bahamas Holdings, LLC	Delaware

VSE California Sales, Inc.	California

VSE Development, Inc.	Florida

VSE East, Inc.	Florida

Subsidiaries Organized in the United States	Jurisdiction of Organization
VSE International Holdco, LLC	Florida

VSE International, Inc.	Florida

VSE Mexico Portfolio Services, Inc.	Florida

VSE Myrtle Beach, LLC	South Carolina

VSE Pacific, Inc.	Florida
Entity also does business under the names:
• Hawaii Activity Planners
• The West Nanea Ocean Villas
• Westin Ka'anapali Ocean Resort Villas
• Westin Vacation Club

VSE Residence Club Sales of New York, Inc.	New York

VSE Residence Club Sales, Inc.	Colorado

VSE Trademark, Inc.	Florida

VSE Villas Arizona, Inc.	Arizona

VSE Vistana Villages, Inc.	Florida

VSE West, Inc.	Florida

VSI Intermediate Corp.	Delaware

VVO International Holdco, LLC	Florida

Water House on Main Street, L.L.C.	Delaware

WAZ Intermediate Corp.	Delaware

Westin Sheraton Vacation Services, Inc.	Florida
Entity also does business under the names:
• Westin Vacations
• Sheraton Vacations

Windward Pointe II, L.L.C.	Delaware

Worldex Corporation	Florida

Worldwide Vacation & Travel, Inc.	Florida

WSJ Intermediate, Corp.	Delaware

WVC Rancho Mirage, Inc.	Delaware

ZYZII, Inc.	Washington

Subsidiaries Organized Outside the United States	Jurisdiction of Organization

AP (Macau) Pte Limited	Macau

Subsidiaries Organized Outside the United States	Jurisdiction of Organization
AP Nusa Dua Bali Hong Kong Holding Limited	Hong Kong

Aqua-Aston Hospitalidad Limitada	Costa Rica

Aruba Finance Holdings B.V.	Netherlands

Asia Pacific Bali Hong Kong Holding Limited	Hong Kong

Asia Pacific HK Holding Limited	Hong Kong

Bali Hong Kong Holding Limited	Hong Kong

Brendsland, S.A.	Uruguay

Chaihat Holding Limited	Thailand

Club Holidays Australia Limited	Australia

Club Resorts No. 1 Australia Pty Ltd	Australia

Costa Del Sol Development Company N.V.	Aruba
Entity also does business under the name:
• Aruba Surf Club Development and Management Company

Costa Del Sol Financing Company VBA	Aruba

Empresa de Servicios Cancun, S.A. de C.V.	Mexico-Cancun, Quintana Roo

Empresa de Servicios K20 Cancun, S. de R.L. de C.V.	Mexico-Cancun, Quintana Roo

Empresa de Servicios Los Cabos, S.A. de C.V.	Mexico-Cancun, Quintana Roo

Empresa de Servicios Vallarta 205, S. de R.L. de C.V.	Mexico-Mexico, D.F.

Fortyseven Park Street Limited	United Kingdom

Harborside at Atlantis Development Limited*	Bahama Islands

Haborside at Atlantis Joint Venture Limited*	Bahama Islands

Harborside at Atlantis Management Limited	Bahama Islands

Hoteles Cabos K22.5, S. de R.L. de C.V.	Mexico-Baja California Sur

Hoteles Cancun K20, S. de R.L. de C.V.	Mexico

Hoteles Vallarta 205, S. de R.L. de C.V.	Mexico

ILG Lux Finance S.a.r.l.	Luxembourg

ILG Lux Holdings S.a.r.l.	Luxembourg

ILG Lux Holdings II S.a.r.l.	Luxembourg

Indah HK Holding Limited	Hong Kong

Intercambios Internacionales de Vacaciones S.A. de C.V.	Mexico

Interval International Argentina S.A.	Argentina

Subsidiaries Organized Outside the United States	Jurisdiction of Organization

Interval International Brasil Servicos Ltda.	Brazil

Interval International de Colombia, S.A.S.	Colombia

Interval International Eastern Canada, Inc.	Canada (Ontario)

Interval International Egypt Ltd.	Egypt

Interval International Finland Oy	Finland

Interval International FZE	United Arab Emirates (Dubai)

Interval International GmbH	Germany

Interval International Greece Ltd.	Greece

Interval International Holdings Mexico, S.A. de C.V.	Mexico

Interval International Italia SRL	Italy

Interval International Limited	England and Wales

Interval International Singapore (Pte) Ltd.	Singapore

Interval Leisure Group Management Limited	England and Wales

Interval Leisure Group UK Holdings Limited	England and Wales

Interval Leisure Group UK Holdings (No. 2) Limited	England and Wales

Interval Servicios de Mexico S.A. de C.V.	Mexico

Interval UK Holdings Limited	England and Wales

Interval Vacation Exchanges S.A.	Spain

Intervalo Internacional Prestacao de Servicos Lda	Portugal

Los Cabos Villa Management, S. de R.L. de C.V.	Mexico-Mexico, D.F.

Maikhao Land Owning Limited	Thailand

Marriott Ownership Resorts (Bahamas) Limited	Bahamas

Marriott Ownership Resorts (St. Thomas), Inc.	Virgin Islands - US

Marriott Resorts Hospitality (Bahamas) Limited	Bahamas

Marriott Resorts Hospitality of Aruba N.V.	Aruba

Marriott Vacation Club International of Aruba N.V.	Aruba

Marriott Vacation Club International of Japan, Inc.	Japan

Marriott Vacation Club Timesharing GmbH	Austria

MGRC Management Limited	United Kingdom

MVCI AP Macau Marketing Pte, Limited	Macau

Subsidiaries Organized Outside the United States	Jurisdiction of Organization

MVCI Asia Pacific (Hong Kong) Pte. Limited	Hong Kong

MVCI Asia Pacific Finance Pte. Limited	Hong Kong

MVCI Asia Pacific Pte. Ltd.	Singapore

MVCI Australia Pty Ltd.	Australia

MVCI Curacao N.V.	Curacao

MVCI Egypt B.V.	Netherlands

MVCI Europe Limited	United Kingdom

MVCI Finance C.V.	Aruba

MVCI France SAS	France

MVCI Holdings B.V.	Netherlands

MVCI Holidays France S.A.S.	France

MVCI Holidays, S.L.	Spain

MVCI Ireland Limited	Ireland

MVCI Management, S.L.	Spain

MVCI Playa Andaluza Holidays, S.L.	Spain

MVCI Puerto Rico, Inc.	Puerto Rico
Entity also does business under the name:
• Marriott Vacation Club International

MVCI Services Designated Activity Company	Ireland

MVCI St. Kitts Company Limited	Saint Kitts & Nieves

MVCI (Thailand) Limited	Thailand

MVCI Travel Information Consultancy (Shanghai) Co. Ltd.	China

MVW International Holding Company S.à r.l.	Luxembourg

MVW International Switzerland Holding GmbH	Switzerland

Nusa Dua Gardens Hong Kong Holding Limited	Hong Kong

Organización Interval International, C.A.	Venezuela

Overseas Promotions, Inc.	Cayman Islands

Overseas Promotions Venezuela, S.A.	Venezuela

Promociones Internacionales Colombia, S.A.	Colombia

Promociones Marriott, S.A. de C.V.	Mexico

Subsidiaries Organized Outside the United States	Jurisdiction of Organization
PT. Indonesia Bali Resort	Indonesia

PT. Indonesia MOC Services	Indonesia

PT. Nusa Dua Bali Resort	Indonesia

R.M. Mexicana S.A. de C.V.	Mexico

RC Abaco Holding Company Ltd.	Virgin Islands - BR

RC Management Company Bahamas Limited	Bahamas

RC St. Thomas, LLC	Virgin Islands - US

Serenity Gardens Hong Kong Holding Limited	Hong Kong

TA Resort Servicing Mexico, S.A. de C.V.	Mexico

Teman HK Holding Limited	Hong Kong

TPI Management - Canada, Inc.	Canada (British Colombia)

The Abaco Club RC, Ltd.	Bahamas

The Ritz-Carlton Club, St. Thomas, Inc.	Virgin Islands - US

Turistica Cancun S. de R.L. de C.V.	Mexico-Cancun, Quintana Roo

Vacation Portfolio Services Limited	Bahama Islands

Vistana Bahamas Investments Limited	Bahama Islands

Vistana Bahamas Sales and Marketing Limited	Bahama Islands

VSE Azteca Holdings, S. de R.L. de C.V.	Mexico

VSE Cancun Sales, S. de R.L. de C.V.	Mexico-Cancun, Quintana Roo

VSE Cayman Holdings Limited	Cayman Islands

VSE Mexico Holding, S. de R.L. de C.V.	Mexico-Cancun, Quintana Roo

VSE Mexico PLC, S. de R.L. de C.V.	Mexico-Mexico, D.F.

VSE Servicios de Mexico, S. de R.L. de C.V.	Mexico-Cancun, Quintana Roo

VSE UK Holdings Ltd.	England & Wales

VSE Villas Los Cabos, S. de R.L. de C.V.	Mexico-Mexico, D.F.

Westin St. John Hotel Company, Inc.	Virgin Islands (US)

Westin Vacation Management Company	Virgin Islands (US)

WVC St. John, Inc.	Virgin Islands (US)

*	Marriott Vacations Worldwide Corporation owns less than 100%.